EXHIBIT 99


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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-19

                            POOL PROFILE (09/12/2002)

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                                       -----------------    --------------------
                                             BID                  TOLERANCE
                                       -----------------    --------------------

AGGREGATE PRINCIPAL BALANCE                $350,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Oct-02
INTEREST RATE RANGE                         5.500-8.750
GROSS WAC                                        6.880%        (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     354            (+/- 2 month)

WALTV                                               68%            (maximum +5%)

CALIFORNIA %                                        29%           (maximum +32%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%           (maximum  +2%)

AVERAGE LOAN BALANCE                           $420,000       (maximum $440,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000     (maximum $1,500,000)

CASH-OUT REFINANCE %                                19%           (maximum  +5%)

PRIMARY RESIDENCE %                                100%            (minimum -5%)

Pledged Asset %                                      2%            (maximum +1%)

SINGLE-FAMILY DETACHED %                            82%            (minimum -5%)

FULL DOCUMENTATION %                                89%            (minimum -5%)

UNINSURED > 80% LTV %                                1%            (maximum +2%)





 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-19
                            POOL PROFILE (09/12/2002)
                               PRICING INFORMATION

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RATING AGENCIES                       TBD by Wells Fargo

PASS THRU RATE                                     6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS               0.07%

PRICING DATE                                         TBD

FINAL STRUCTURE DUE DATE                       11-Oct-02                 9:00 AM

SETTLEMENT DATE                                30-Oct-02

ASSUMED SUB LEVELS        Estimated                  AAA            2.850%
                                                      AA              TBD
                                                       A              TBD
                                                     BBB              TBD
                                                      BB              TBD
                                                       B              TBD

                                      Note:  AAA Class will be rated by two
                                      rating agencies.  AA through B Classes
                                      will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-19. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                        Brad Davis (301) 846-8009
                                      Mike Miller (301) 815-6397
                                      Gretchen Markley (301) 846-8356

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                            WFASC DENOMINATION POLICY
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
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                                                                               MINIMUM           PHYSICAL          BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                        DENOMINATION       CERTIFICATES       CERTIFICATES
                                                                               (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
 components (subject to reasonable prepayment support)                          $25,000           Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                              $100,000           Allowed            Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component certificates                $100,000           Allowed            Allowed

Notional and Nominal Face IO                                                      (2)             Allowed            Allowed

Leveraged Inverse Floater IO                                                      (2)             Required         Not Allowed

Residual Certificates                                                             (3)             Required         Not Allowed

All other types of Class A Certificates                                           (5)               (5)                (5)


CLASS B (Investment Grade)                                                     $100,000           Allowed            Allowed

CLASS B (Non-Investment Grade)                                                 $250,000           Required         Not Allowed

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


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.